                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the inclusion, in this Amendment No. 4 to the Registration Statement on Form SB-2, of our report dated May 5, 1999, on our audit of the financial statements of Eldorado Artesian Springs, Inc. We also consent to the reference to our firm under the caption "Experts".

                                       /s/ Ehrhardt Keefe Steiner & Hottman P.C.
                                       Ehrhardt Keefe Steiner & Hottman PC

August 11, 1999
Denver, Colorado